UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ZAI LAB LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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ZAI LAB LIMITED BUILDING 1, 4/F JINCHUANG PLAZA 4560 JINKE ROAD PUDONG, SHANGHAI, 201210 P.R. CHINA D53862-P56193 Your Vote Counts! ZAI LAB LIMITED 2021 Annual Meeting Vote via Internet by June 21, 2021 11:59 PM ET Vote via mail by June 18, 2021 You invested in ZAI LAB LIMITED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 24, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 24, 2021 8:00 AM, EDT 8:00 PM, China Standard Time Virtually at: www.virtualshareholdermeeting.com/ZLAB2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. A special resolution to consider and approve amending and restating the Fourth Amended and Restated Articles of Association of Zai Lab Limited, or the Current Articles, to provide for the annual election each of the Company’s directors. 2. A special resolution to consider and approve amending and restating the Current Articles to reflect changes required or recommended by The Stock Exchange of Hong Kong Limited. 3. A special resolution to consider and approve that, conditional upon the approval of special resolutions 1 and 2, the Current Articles be amended, restated and replaced in their entirety by the Fifth Amended and Restated Articles of Association in the form attached to the proxy statement as Exhibit A. 4. An ordinary resolution to ratify the selection of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Deloitte Touche Tohmatsu as the Company’s independent auditors for the fiscal year ending December 31, 2021. NOTE: To transact other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D53863-P56193